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Exhibit 99.1

CORP.

Assured Guaranty Corp.
March 31, 2010
Financial Supplement

Table of Contents	Page
Selected Financial Highlights	1
Consolidated Statements of Operations	2
Consolidated Balance Sheets	3
Claims Paying Resources and Statutory-basis Exposures	4
New Business Production	5
Financial Guaranty Gross Par Written	6
Underwriting Gain (Loss)	7
Investment Portfolio	8
Estimated Net Exposure Amortization and Estimated Future Net Premium and Credit Derivative Revenues	9
Present Value of Financial Guaranty Insurance Losses to be Expensed	10
Financial Guaranty Profile	11 - 13
Direct Pooled Corporate Obligations Profile	14
Consolidated U.S. Residential Mortgage-Backed Securities Profile	15
Financial Guaranty Direct U.S. RMBS Profile	16 - 21
Financial Guaranty Direct U.S. Commercial Real Estate Profile	22 - 23
Direct U.S. Consumer Receivables Profile	24
Credit Derivative Net Par Outstanding Profile	25 - 26
Below Investment Grade Exposures	27 - 28
Largest Exposures by Sector	29 - 32
Financial Guaranty Insurance and Credit Derivatives Surveillance Categories	33
Loss and LAE Reserves by Segment/Type	34
Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid	35
Summary of Statutory Financial and Statistical Data	36
Glossary	37 - 38
Endnotes Related to Non-GAAP Financial Measures	39 - 41

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (together with its subsidiaries, "Assured Guaranty" or the "Company") with the U.S. Securities and Exchange Commission ("SEC"), including Assured Guaranty's Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2010. For the purposes of this supplement, all references to the "Company" shall mean AGC.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Assured Guaranty's forward looking statements could be affected by many events. These events include (1) rating agency action, including a ratings downgrade of Assured Guaranty Ltd. or its subsidiaries and/or of transactions insured by Assured Guaranty Ltd's subsidiaries, both of which have occurred in the past; (2) developments in the world's financial and capital markets that adversely affect issuers' payment rates, Assured Guaranty's loss experience, its ability to cede exposure to reinsurers, its access to capital, its unrealized (losses) gains on derivative financial instruments or its investment returns; (3) changes in the world's credit markets, segments thereof or general economic conditions; (4) more severe or frequent losses implicating the adequacy of Assured Guaranty's loss reserves; (5) the impact of market volatility on the mark-to-market of Assured Guaranty's contracts written in credit default swap form; (6) reduction in the amount of reinsurance portfolio opportunities available to Assured Guaranty; (7) decreased demand or increased competition; (8) changes in applicable accounting policies or practices; (9) changes in applicable laws or regulations, including insurance and tax laws; (10) other governmental actions; (11) difficulties with the execution of Assured Guaranty's business strategy; (12) contract cancellations; (13) Assured Guaranty's dependence on customers; (14) loss of key personnel; (15) adverse technological developments; (16) the effects of mergers, acquisitions and divestitures; (17) natural or man-made catastrophes; (18) other risks and uncertainties that have not been identified at this time; (19) management's response to these factors; and (20) other risk factors identified in Assured Guaranty's filings with the SEC. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. Assured Guaranty undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Corp.

Selected Financial Highlights

(dollars in millions)

	Quarter Ended March 31,
			% Change versus 1Q-09
	2010	2009
Operating income reconciliation:
Operating income (loss)	$(40.6)	$50.7	NM
Plus after-tax adjustments:
Realized gains on investments	1.9	0.1	NM
Non-credit impairment unrealized fair value gains (losses) on credit derivatives	160.3	(14.2)	NM
Fair value gains on committed capital securities	0.9	12.8	(93)%
Non-economic fair value adjustments and net interest margin of consolidated variable interest entities ("VIEs")(1)	7.5	—	NM

Net income	$130.0	$49.4	163%

	As of
	March 31, 2010	December 31, 2009	% Change versus 12/31/2009
Reconciliation of book value to adjusted book value:
Book value attributable to Assured Guaranty Corp.	$1,303.7	$1,226.2	6%
Less after-tax adjustments:
Non-economic fair value adjustments of consolidated VIEs(1)	(31.5)	—	NM
Non-credit impairment unrealized fair value gains (losses) on credit derivatives	(220.3)	(380.7)	(42)%
Fair value gains (losses) on committed capital securities	3.5	2.6	35%
Unrealized gain (loss) on investment portfolio excluding foreign exchange effect	32.8	27.6	19%

Operating shareholder's equity	$1,519.2	$1,576.7	(4)%
Less: Deferred acquisition costs, after tax	29.6	29.3	1%
Plus: Net present value of estimated net future credit derivative revenue, after tax	206.4	244.8	(16)%
Plus: Net unearned premium reserve on financial guaranty contracts in excess of expected loss to be expensed, after tax	625.1	651.3	(4)%

Adjusted book value	$2,321.1	$2,443.5	(5)%

Return on equity ("ROE") calculations(2):
ROE, excluding unrealized gain (loss) on investment portfolio	42.1%	18.3%
Operating ROE	(10.5)%	16.1%
Other Information
Net debt service outstanding	183,997	169,034
Net par outstanding	128,049	120,444
Claims-paying resources	3,795	2,646
Gross par written	2,259	21,551

(1)
Effective January 1, 2010, new accounting guidance required the consolidation of three VIEs previously accounted for as insurance contracts. Operating income and operating shareholder's equity reverse the financial effect of consolidating these entities and accounts for them as financial guaranty insurance contracts in order to present the Company's insured obligations on a consistent basis.

(2)
Quarterly ROE calculations represent annualized returns.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

NM = Not meaningful

Assured Guaranty Corp.

Consolidated Statements of Operations

(dollars in millions)

	Quarter Ended March 31,
			% Change versus 1Q-09
	2010	2009
Revenues:
Net earned premiums	$29.5	$67.7	(56)%
Net investment income	19.6	19.3	2%
Net realized investment gains (losses)	2.8	0.2	NM
Change in fair value of credit derivatives:
Realized gains and other settlements	20.7	22.9	(10)%
Credit impairment on credit derivatives	(64.6)	(1.1)	NM
Non-credit impairment fair value gains (losses) on credit derivatives	246.7	(21.9)	NM

Net change in fair value of credit derivatives	202.8	(0.1)	NM
Fair value gains on committed capital securities	1.4	19.7	(93)%
Financial guaranty VIE revenues	27.0	—	NM
Other income	(1.5)	0.7	NM

Total revenues	281.6	107.5	162%
Expenses:
Loss and loss adjustment expenses	34.5	21.4	61%
Amortization of deferred acquisition costs	4.1	(0.4)	NM
Interest expense	3.8	—	NM
Financial guaranty VIE expenses	15.5	—	NM
Other operating expenses	28.3	16.6	70%

Total expenses	86.2	37.6	129%

Income before provision for income taxes	195.4	69.9	180%
Provision for income taxes	65.4	20.5	219%

Net income	130.0	49.4	163%
Less after-tax adjustments:
Realized gains on investments	1.9	0.1	NM
Non-credit impairment unrealized fair value gains (losses) on credit derivatives	160.3	(14.2)	NM
Fair value gains on committed capital securities	0.9	12.8	(93)%
Non-economic fair value adjustments and net interest margin of consolidated VIEs(1)	7.5	—	NM

Operating income (loss)	$(40.6)	$50.7	NM

Effect of refundings and accelerations, net
Earned premiums from refundings	$2.1	$42.6	(95)%
Operating income effect	$1.2	$29.6	(96)%

(1)
Effective January 1, 2010, new accounting guidance required the consolidation of three VIEs previously accounted for as insurance contracts. Operating income reverses the financial effect of consolidating these entities and accounts for them as financial guaranty insurance contracts in order to present the Company's insured obligations on a consistent basis.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

NM = Not meaningful

Assured Guaranty Corp.

Consolidated Balance Sheets

(in millions)

	March 31, 2010	December 31, 2009
Assets
Investment portfolio, available-for-sale:
Fixed maturity securities, at fair value	$2,139.1	$2,045.2
Short-term investments	580.0	802.6

Total investment portfolio	2,719.1	2,847.8
Cash	32.0	2.5
Premiums receivable, net of ceding commissions payable	338.8	351.4
Ceded unearned premium reserve	430.7	435.3
Deferred acquisition costs	45.6	45.2
Reinsurance recoverable on unpaid losses	54.6	50.7
Credit derivative assets	304.2	252.0
Committed capital securities, at fair value	5.4	4.0
Deferred tax asset, net	179.9	241.8
Salvage and subrogation recoverable	192.9	169.9
Financial guaranty VIE assets(1)	369.9	—
Other assets	153.3	99.2

Total assets	$4,826.4	$4,499.8

Liabilities and shareholder's equity
Liabilities
Unearned premium reserves	$1,439.5	$1,451.6
Loss and loss adjustment expense reserve	201.1	191.2
Note payable to affiliate	300.0	300.0
Credit derivative liabilities	918.3	1,076.7
Reinsurance balances payable, net	154.9	166.0
Financial guaranty VIE liabilities with recourse(1)	403.7	—
Financial guaranty VIE liabilities without recourse(1)	14.7	—
Other liabilities	90.5	88.1

Total liabilities	3,522.7	3,273.6
Shareholder's equity
Common stock	15.0	15.0
Additional paid-in capital	1,037.1	1,037.1
Retained earnings(1)	229.7	153.7
Accumulated other comprehensive income	21.9	20.4

Total shareholder's equity	1,303.7	1,226.2

Total liabilities and shareholder's equity	$4,826.4	$4,499.8

(1)
Effective January 1, 2010, new accounting guidance required the consolidation of three VIEs previously accounted for as insurance contracts.

Assured Guaranty Corp.

Claims Paying Resources and Statutory-basis Exposures(1)

(dollars in millions)

	March 31, 2010	December 31, 2009
Claims paying resources
Policyholders' surplus	$1,080	$1,224
Contingency reserve	587	556

Qualified statutory capital	1,667	1,780
Unearned premium reserve	890	887
Loss and loss adjustment expense reserves	454	398

Total policyholders' surplus and reserves(1)	3,011	3,065
Present value of installment premium(2)	584	612
Standby line of credit/stop loss	200	200

Total claims paying resources	$3,795	$3,877

Net debt service outstanding(2)	$183,997	$186,606
Gross debt service outstanding	256,204	259,867
Net par insured outstanding(2)	128,049	130,468
Gross par outstanding	177,417	180,765
Net debt service written (period ended)	2,238	54,786
Gross debt service written (period ended)	2,984	81,014
Net par written (period ended)	1,695	31,367
Gross par written (period ended)	2,259	46,633
Ratios:
Net par insured to qualified statutory capital	77:1	73:1
Capital ratio(3)	110:1	105:1
Financial resources ratio(4)	48:1	48:1

(1)
Statutory basis.

(2)
Includes financial guaranty and credit derivatives.

(3)
The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.

(4)
The financial resources ratio is calculated by dividing net debt service outstanding by total claims paying resources.

Assured Guaranty Corp.

New Business Production

(in millions)

	Quarter Ended March 31,
	2010	2009
Consolidated new business production analysis:
Present value of new business production ("PVP")
Public finance—U.S.	$20.8	$217.6
Public finance—non-U.S.	—	1.7
Structured finance—U.S.	4.0	2.4
Structured finance—non-U.S.	—	—

Total PVP	24.8	221.7
Less: PVP (a) of credit derivatives	—	2.4

PVP of financial guaranty insurance	24.8	219.3
Less: Financial guaranty installment premium PVP	4.0	11.6

Total: Financial guaranty upfront GWP	20.8	207.7
Plus: Financial guaranty installment PVP adjustment(1)	5.5	26.9

Total financial guaranty GWP	26.3	234.6
Plus: Other segment GWP	—	—

Total GWP	$26.3	$234.6

Consolidated financial gross par written:
Public finance—U.S.	$1,259	$21,164
Public finance—non-U.S.	—	316
Structured finance—U.S.	1,000	71
Structured finance—non-U.S.	—	—

Total	$2,259	$21,551

(1)
Includes the difference between management estimates for the discount rate applied to future installments compared to the discount rate used for new financial guaranty insurance accounting standard as well as the changes in estimated term for future installments.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Note: Please refer to endnotes for explanation of non-GAAP financial measures.

Assured Guaranty Corp.

Financial Guaranty Gross Par Written

(in millions)

	Gross Par Written
	Quarter Ended March 31,
	2010	2009
Sector:
U.S. Public Finance
General obligation	$882	$8,142
Tax backed	162	6,912
Municipal utilities	159	2,203
Higher education	38	1,180
Transportation	13	1,347
Healthcare	5	554
Other public finance	—	826

Total U.S. public finance	1,259	21,164
Non-U.S. Public Finance:
Infrastructure finance	—	64
Regulated utilities	—	121
Other public finance	—	131

Total non-U.S. public finance	—	316

Total public finance	$1,259	$21,480

U.S. Structured Finance
Consumer receivables	$1,000	$71

Total U.S. structured finance	1,000	71
Non-U.S. Structured Finance:
Total non-U.S. structured finance	—	—

Total structured finance	$1,000	$71

Total gross par written	$2,259	$21,551

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Corp.

Underwriting Gain (Loss)

(in millions)

	1Q-09	2Q-09	3Q-09	4Q-09	1Q-10
Income statement:
Net earned premiums:
Scheduled net earned premiums
Public finance—U.S.	$13.0	$15.0	$(0.7)	$14.0	$10.9
Public finance—non-U.S.	0.8	0.6	0.8	0.6	6.1
Structured finance—U.S.	1.1	18.2	9.2	9.0	9.6
Structured finance—non-U.S.	10.2	(8.7)	0.9	0.9	0.8

Total scheduled net earned premiums	25.1	25.1	10.2	24.5	27.4
Net earned premiums from refundings and accelerations	42.6	1.6	3.2	6.4	2.1

Total net earned premiums	67.7	26.7	13.4	30.9	29.5
Realized gains on credit derivatives(1)	23.0	22.0	22.4	21.5	20.7
Other income	0.7	0.2	3.7	0.8	(2.2)

Total underwriting revenues	91.4	48.9	39.5	53.2	48.0
Loss and loss adjustment expenses	21.4	46.4	77.8	47.4	34.5
Incurred losses (gains) on credit derivatives(2)	1.1	26.2	141.9	61.4	64.6

Total incurred losses	22.5	72.6	219.7	108.8	99.1
Amortization of deferred acquisition costs	(0.3)	3.1	0.1	3.8	4.1
Operating expenses	15.2	14.2	13.8	14.6	24.5

Total underwriting expenses	37.4	89.9	233.6	127.2	127.7

Underwriting gain (loss)	$54.0	$(41.0)	$(194.1)	$(74.0)	$(79.7)

(1)
Includes premiums and ceding commissions.

(2)
Includes paid and payable losses and received and receivable recoveries.

Assured Guaranty Corp.

Investment Portfolio

As of March 31, 2010

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income(1)
Investment portfolio, available for sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government agencies	$320.3	2.4%	1.6%	$326.1	$7.7
Agency obligations	131.0	3.0%	2.0%	134.1	3.9
Foreign government securities	75.8	3.9%	2.5%	79.6	2.9
Obligations of states and political subdivisions	589.1	5.0%	4.7%	613.9	29.5
Insured obligations of state and political subdivisions(2)	403.4	5.0%	4.7%	415.4	20.1
Corporate securities	215.9	3.4%	2.2%	219.8	7.4
Mortgage-backed securities ("MBS"):
Residential MBS	191.0	2.8%	1.8%	186.2	5.4
Commercial MBS	76.4	5.5%	3.6%	78.2	4.2
Asset-backed securities(3)	85.6	1.5%	1.0%	85.8	1.3

Total fixed maturity securities	2,088.5	3.9%	3.3%	2,139.1	82.4
Short-term investments	580.0	0.2%	0.1%	580.0	0.9

Total investment portfolio	$2,668.5	3.1%	2.6%	$2,719.1	$83.3

	Fair Value	% of Total
Ratings(4):
Treasury and government obligations	$326.1	15.2%
Agency obligations	134.1	6.3%
AAA/Aaa	609.4	28.5%
AA/Aa	690.0	32.3%
A/A	334.7	15.6%
BBB	5.2	0.2%
Below investment grade ("BIG")	39.6	1.9%

Total fixed maturity securities available for sale	$2,139.1	100.0%

Duration of investment portfolio (in years):		4.0

Average ratings of investment portfolio		AA

(1)
Represents annualized investment income based on amortized cost and pre-tax book yields.

(2)
Reflects obligations of state and local political subdivisions that have been insured by financial guarantors. The underlying ratings of these bonds average AA-.

(3)
Contains no CDOs of ABS.

(4)
Ratings are represented by the lower of the Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P") classifications.

Assured Guaranty Corp.

Estimated Net Exposure Amortization(1) and Estimated Future Net Premium and Credit Derivative Revenues

(in millions)

			Financial Guaranty Insurance(2)
		Estimated Ending Net Debt Service Outstanding				Future Credit Derivative Revenues(3)
	Estimated Net Debt Service Amortization		Expected PV Net Earned Premiums	Accretion of Discount	Future Net Premiums Earned		Total
2010 (as of March 31)		$183,997
2010 (April 1 - December 31)	$7,777	176,220	$69.6	$4.8	$74.4	$52.1	$126.5
2011	10,998	165,222	77.2	5.9	83.1	78.2	161.3
2012	12,944	152,278	71.1	5.4	76.5	67.0	143.5
2013	12,126	140,152	66.1	5.0	71.1	53.9	125.0
2014	14,260	125,892	63.2	4.6	67.8	39.4	107.2
2010 - 2014	58,105	125,892	347.2	25.7	372.9	290.6	663.5
2015 - 2019	43,626	82,266	253.1	17.8	270.9	99.4	370.3
2020 - 2024	28,317	53,949	177.7	11.1	188.8	58.8	247.6
2025 - 2029	19,988	33,961	118.1	6.3	124.4	43.6	168.0
After 2029	33,961	—	126.7	4.6	131.3	63.4	194.7

Total	$183,997		$1,022.8	$65.5	$1,088.3	$555.8	$1,644.1

(1)
Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of March 31, 2010. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed obligations and because of management's assumptions on structured finance amortization.

(2)
See page 10 for "Present Value of Financial Guaranty Insurance Losses to be Expensed."

(3)
Excludes UPR contracts with credit impairment or is net of expected losses to be expensed on contracts with expected losses.

Assured Guaranty Corp

Present Value of Financial Guaranty Insurance Losses to be Expensed

(in millions)

Expected PV of Net Loss to be Expensed(1)
Financial Guaranty Insurance Losses to be Expensed:
2010 (April 1 - December 31)	$1.6
2011	1.8
2012	1.5
2013	1.3
2014	1.1
2010 - 2014	7.3
2015 - 2019	4.1
2020 - 2024	1.9
2025 - 2029	1.2
After 2029	1.4

Total expected present value	15.9
Discount(2)	89.1

Total future value	$105.0

(1)
The expected present value of net loss to be expensed is discounted by weighted-average risk free rates ranging from 0% to 5.32%.

(2)
Represents discount on all expected losses, including amounts recorded in loss reserves.

Assured Guaranty Corp.

Financial Guaranty Profile

(in millions)

Net Par Outstanding and Average Rating by Asset Type

	As of March 31, 2010		As of December 31, 2009
	Net Par Outstanding	Avg. Rating(1)	Net Par Outstanding	Avg. Rating(1)
U.S. Public Finance:
General obligation	$25,546	A	$25,300	A
Tax backed	12,016	A	12,295	A
Municipal utilities	9,430	A-	9,537	A-
Transportation	6,880	A	6,898	A
Healthcare	5,385	A	5,493	A
Higher education	3,481	A	3,500	A
Infrastructure finance	1,061	BBB	1,181	BBB
Investor-owned utilities	686	BBB+	688	BBB+
Housing	301	AA	366	AA+
Other public finance	1,808	A	1,865	A

Total U.S. public finance	66,594	A	67,123	A
Non-U.S. Public Finance:
Pooled infrastructure	2,365	AA+	2,515	AA
Infrastructure finance	1,342	BBB	1,381	BBB
Regulated utilities	1,109	BBB+	1,158	BBB+
Other public finance	513	AA	521	AA-

Total non-U.S. public finance	5,329	A+	5,575	A

Total public finance	$71,923	A	$72,698	A

U.S. Structured Finance:
Pooled corporate obligations	$23,031	AA+	$22,880	AA
Residential mortgage-backed and home equity	10,890	BB+	11,212	BBB-
Commercial mortgage-backed securities	5,721	AAA	5,767	AAA
Consumer receivables	2,316	AAA	2,988	AAA
Structured credit	1,331	A-	1,380	A-
Commercial receivables	1,080	BBB+	1,020	BBB+
Insurance securitizations	255	A	255	A
Other structured finance	539	AA	544	A+

Total U.S. structured finance	45,163	AA-	46,046	AA-
Non-U.S. Structured Finance:
Pooled corporate obligations	6,910	AAA	7,241	AAA
Residential mortgage-backed and home equity	2,290	AAA	2,438	AAA
Commercial receivables	652	A-	734	A-
Structured credit	500	BBB	525	BBB
Commercial mortgage-backed securities	329	AAA	359	AAA
Insurance securitizations	279	CCC-	278	CCC-
Other structured finance	3	A	149	AAA

Total non-U.S. structured finance	10,963	AA+	11,724	AA+

Total structured finance	$56,126	AA-	$57,770	AA-

Total net par outstanding	$128,049	A+	$130,468	A+

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Corp.

Financial Guaranty Profile (Continued)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of March 31, 2010
	Public Finance— U.S.		Public Finance— Non-U.S.		Structured Finance— U.S.		Structured Finance— Non-U.S.		Consolidated
	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Ratings(1):
Super senior	$—	0.0%	$1,492	28.0%	$8,429	18.7%	$2,319	21.2%	$12,240	9.6%
AAA	282	0.4%	18	0.3%	16,082	35.6%	5,845	53.3%	22,227	17.4%
AA	11,944	17.9%	347	6.5%	4,691	10.4%	417	3.8%	17,399	13.6%
A	42,369	63.6%	1,589	29.8%	3,106	6.9%	481	4.4%	47,545	37.1%
BBB	11,169	16.8%	1,763	33.1%	5,293	11.7%	1,621	14.8%	19,846	15.5%
BIG	830	1.3%	120	2.3%	7,562	16.7%	280	2.5%	8,792	6.8%

Total exposures	$66,594	100.0%	$5,329	100.0%	$45,163	100.0%	$10,963	100.0%	$128,049	100.0%

Ceded Par Outstanding by Reinsurer and Insurer Financial Strength Rating

Reinsurer	Moody's Rating	S&P Rating	Ceded Par Outstanding	% of Total
Affiliated Companies	A1	AA	$45,681	92.5%
Non-Affiliated Companies:
RAM Reinsurance Co. Ltd.	WR	WR	3,151	6.4%
MBIA Insurance Corporation	B3	BB+	211	0.4%
Radian Asset Assurance Inc.	Ba1	BB-	176	0.4%
Ambac Assurance Corporation	Caa2	R	109	0.2%
Other	Various	Various	40	0.1%

Non-Affiliated Companies			3,687	7.5%

Total			$49,368	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

Financial Guaranty Profile (Continued)

(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio as of March 31, 2010

	Net Par Outstanding	% of Total
U.S.:
Public Finance:
California	$8,072	6.3%
Texas	6,608	5.2%
New York	5,116	4.0%
Florida	4,865	3.8%
Pennsylvania	4,515	3.5%
Illinois	3,780	3.0%
New Jersey	2,658	2.1%
Puerto Rico	2,044	1.6%
Alabama	1,842	1.4%
Michigan	1,806	1.4%
Other states	25,288	19.7%

Total U.S. Public Finance	66,594	52.0%
Structured finance(multiple states)	45,163	35.3%

Total U.S.	111,757	87.3%

Non-U.S.:
United Kingdom	7,402	5.8%
Australia	1,411	1.1%
Germany	938	0.7%
Cayman Islands	738	0.6%
Other	5,803	4.5%

Total non-U.S.	16,292	12.7%

Total net par outstanding	$128,049	100.0%

Assured Guaranty Corp.

Direct Pooled Corporate Obligations Profile

(dollars in millions)

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Rating as of March 31, 2010

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(2)	Avg. Current Enhancement(2)
Ratings(1):
Super Senior	$5,882	20.0%	38.5%	36.5%
AAA	15,604	53.0%	33.9%	31.2%
AA	3,041	10.3%	35.9%	30.0%
A	702	2.4%	44.0%	39.9%
BBB	2,565	8.7%	46.0%	34.4%
BIG	1,638	5.6%	44.2%	25.5%

Total exposures	$29,432	100.0%	36.9%	32.3%

Distribution of Financial Guaranty Direct Pooled Corporate Obligations by Asset Class as of March 31, 2010

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement	Avg. Current Enhancement	Internal Rating(1)
Asset class:
CLOs/CBOs(3)	$19,108	64.9%	34.6%	30.5%	AAA
Market value CDOs(4) of corporates	3,485	11.8%	37.8%	40.0%	AAA
Trust preferred—banks and insurance	2,743	9.3%	46.9%	32.8%	BBB
Trust preferred—US Mortgage and REITs(5)	1,855	6.3%	50.1%	38.3%	BB
Synthetic investment grade pooled corporate	1,647	5.6%	30.0%	29.7%	Super Senior
Trust preferred—European Mortgage and REITs	594	2.1%	37.4%	32.1%	BBB-

	$29,432	100.0%	36.9%	32.3%	AA+

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(3)
CBOs (collateralized bond obligations) /CLOs (collateralized loan obligations) are largely non-investment grade/high yield collateral.

(4)
CDOs are collateralized debt obligations.

(5)
REITs are real estate investment trusts.

Assured Guaranty Corp.

Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile

(dollars in millions)

Distribution of U.S. RMBS by Rating(1) and Type of Exposure as of March 31, 2010

	Prime First Lien	Closed End Seconds ("CES")	HELOC(2)	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Ratings(1):
Super senior	$—	$—	$—	$—	$—	$—	$—
AAA	3	—	9	14	1	906	933
AA	29	35	5	169	24	868	1,129
A	16	1	3	78	110	1,170	1,379
BBB	57	—	16	983	67	658	1,781
BIG	512	223	586	2,819	904	624	5,668

Total exposures	$617	$259	$619	$4,063	$1,106	$4,226	$10,890

Distribution of U.S. RMBS by Year Insured and Type of Exposure as of March 31, 2010

	Prime First Lien	CES	HELOC	Alt-A First Lien	Alt-A Option ARMs	Subprime First Lien	Total Net Par Outstanding
Year insured:
2004 and prior	$48	$1	$37	$45	$44	$267	$443
2005	118	—	235	270	26	40	689
2006	—	—	—	—	36	3,160	3,197
2007	451	258	347	2,124	905	758	4,843
2008	—	—	—	1,625	94	—	1,719

Total exposures	$617	$259	$619	$4,063	$1,106	$4,226	$10,890

Distribution of U.S. RMBS by Rating(1) and Year Insured as of March 31, 2010

	Super Senior	AAA Rated	AA Rated	A Rated	BBB Rated	BIG Rated	Total
Year insured:
2004 and prior	$—	$123	$71	$61	$165	$23	$443
2005	—	40	—	75	119	455	689
2006	—	760	865	1,132	336	104	3,197
2007	—	10	35	17	521	4,260	4,843
2008	—	—	159	94	640	826	1,719

Total exposures	$—	$933	$1,129	$1,379	$1,781	$5,668	$10,890

% of total	0.0%	8.6%	10.4%	12.7%	16.3%	52.0%	100.0%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
Home equity line of credit ("HELOC") securitizations.

AGC has not insured any U.S. RMBS transactions since 2008.

Assured Guaranty Corp.

Financial Guaranty Direct U.S. RMBS Profile

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(1)

U.S. Prime First Lien

	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
Year insured:
2005	$118	60.2%	4.9%	0.5%	6.7%	6
2006	—	—	—	—	—	—
2007	451	72.9%	10.5%	1.7%	11.9%	1
2008	—	—	—	—	—	—

	$569	70.3%	9.4%	1.5%	10.8%	7

U.S. CES

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	258	39.5%	7.7%	49.9%	12.9%	5
2008	—	—	—	—	—	—

	$258	39.5%	7.7%	49.9%	12.9%	5

U.S. HELOC

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$235	24.2%	—	17.3%	14.5%	2
2006	—	—	—	—	—	—
2007	347	46.1%	—	30.3%	10.9%	2
2008	—	—	—	—	—	—

	$582	37.3%	0.0%	25.1%	12.4%	4

Assured Guaranty Corp.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

U.S. Alt-A First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$270	51.0%	11.8%	2.1%	16.0%	13
2006	—	—	—	—	—	—
2007	2,124	67.0%	12.3%	5.3%	33.2%	8
2008	1,625	62.8%	28.5%	6.5%	30.9%	5

	$4,018	64.2%	18.8%	5.6%	31.1%	26

(1)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(3)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned ("REO") divided by net par outstanding.

Assured Guaranty Corp.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Insured January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(1)

U.S. Alt-A Option ARMs

	Net Par Outstanding	Pool Factor(2)	Subordination(3)	Cumulative Losses(4)	60+ Day Delinquencies(5)	Number of Transactions
Year insured:
2005	$26	27.5%	26.4%	2.5%	25.2%	1
2006	36	45.8%	15.2%	4.6%	32.2%	1
2007	905	69.5%	13.8%	6.2%	36.4%	6
2008	94	69.8%	49.5%	5.2%	35.6%	1

	$1,062	67.6%	17.3%	6.0%	35.9%	9

U.S. Subprime First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
2005	$40	22.6%	78.6%	9.4%	62.3%	1
2006	3,160	27.3%	61.2%	11.9%	45.5%	2
2007	758	40.9%	31.2%	16.7%	52.6%	4
2008	—	—	—	—	—	—

	$3,959	29.9%	55.6%	12.8%	47.0%	7

(1)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(2)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(3)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(4)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(5)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Corp.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(2)

U.S. Prime First Lien

	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	—	—	—	—	—	—
AA	—	—	—	—	—	—
A	—	—	—	—	—	—
BBB	57	59.7%	3.8%	0.3%	4.4%	3
BIG	512	71.4%	10.0%	1.6%	11.5%	4

	$569	70.3%	9.4%	1.5%	10.8%	7

U.S. CES

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	—	—	—	—	—	—
AA	35	65.0%	46.0%	7.8%	3.2%	1
A	—	—	—	—	—	—
BBB	—	—	—	—	—	—
BIG	223	35.6%	1.7%	56.4%	14.4%	4

	$258	39.5%	7.7%	49.9%	12.9%	5

U.S. HELOC

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	—	—	—	—	—	—
AA	—	—	—	—	—	—
A	—	—	—	—	—	—
BBB	—	—	—	—	—	—
BIG	582	37.3%	0.0%	25.1%	12.4%	4

	$582	37.3%	0.0%	25.1%	12.4%	4

Assured Guaranty Corp.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

U.S. Alt-A First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	—	—	—	—	—	—
AA	159	63.6%	52.7%	10.4%	40.7%	1
A	75	36.2%	27.6%	3.9%	24.7%	1
BBB	965	59.5%	21.1%	5.0%	26.6%	6
BIG	2,819	66.6%	15.9%	5.6%	32.3%	18

	$4,018	64.2%	18.8%	5.6%	31.1%	26

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Corp.

Financial Guaranty Direct U.S. RMBS Profile (Continued)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(2)

U.S. Alt-A Option ARMs

	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Rating:
Super senior	$—	—	—	—	—	—
AAA	1	45.8%	23.0%	6.1%	37.3%	1
AA	—	—	—	—	—	—
A	101	68.2%	47.7%	5.2%	35.7%	2
BBB	56	42.2%	21.3%	3.5%	26.5%	2
BIG	904	69.2%	13.7%	6.2%	36.5%	4

	$1,062	67.6%	17.3%	6.0%	35.9%	9

U.S. Subprime First Lien

	Net Par Outstanding	Pool Factor	Subordination	Cumulative Losses	60+ Day Delinquencies	Number of Transactions
Year insured:
Super senior	$—	—	—	—	—	—
AAA	809	26.9%	61.2%	11.7%	46.3%	1
AA	865	27.2%	61.0%	11.8%	45.5%	1
A	1,142	27.7%	61.5%	12.1%	45.6%	1
BBB	537	31.3%	49.9%	13.3%	47.8%	1
BIG	605	40.6%	34.2%	16.5%	52.1%	3

	$3,959	29.9%	55.6%	12.8%	47.0%	7

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010, information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Corp.

Financial Guaranty Direct U.S. Commercial Real Estate Profile

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Commercial Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Internal Rating(1), Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquencies as of March 31, 2010(2)

U.S. Commercial Mortgage-Backed Securities ("CMBS")

	Net Par Outstanding	Pool Factor(3)	Subordination(4)	Cumulative Losses(5)	60+ Day Delinquencies(6)	Number of Transactions
Rating:
Super senior	$3,352	93.0%	33.0%	0.2%	5.4%	185
AAA	224	82.7%	26.6%	0.2%	8.0%	10
AA	712	93.5%	18.4%	0.2%	5.5%	39
A	219	71.4%	10.3%	0.8%	7.3%	1
BBB	—	—	—	—	—	—
BIG	—	—	—	—	—	—

	$4,507	91.5%	29.3%	0.2%	5.6%	235

Collateralized Debt Obligations ("CDOs") of U.S. Commercial Real Estate and CMBS(7)

	Net Par Outstanding	% of Total	Avg. Initial Credit Enhancement(8)	Avg. Current Enhancement(8)
CDOs of Commercial Real Estate	$612	51.1%	49.3%	46.4%
CDO of CMBS(9)	586	48.9%	29.2%	44.0%

	$1,198	100.0%	39.5%	45.2%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
For this release, net par outstanding is based on values as of March 2010. All performance information such as pool factor, subordination, cumulative losses and delinquency is based on March 31, 2010 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

(3)
Pool factor is the percentage of the current collateral balance divided by the original collateral balance of the transactions at inception.

(4)
Represents the sum of subordinate tranches and over-collateralization, expressed as a percentage of total transaction size and does not include any benefit from excess interest collections that may be used to absorb losses.

Assured Guaranty Corp.

Financial Guaranty Direct U.S. Commercial Real Estate Profile (Continued)

(dollars in millions)

(5)
Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

(6)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

(7)
Represents U.S. other CMBS not included in the table above.

(8)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

(9)
Relates to vintages 2003 and prior.

Assured Guaranty Corp.

Direct U.S. Consumer Receivables Profile

(dollars in millions)

Distribution of Direct U.S. Consumer Receivables by Rating(1) as of March 31, 2010

	Credit Cards	Student Loans	Auto	Total Net Par Outstanding
Rating:
Super senior	$1,038	$—	$—	$1,038
AAA	—	1,028	2	1,030
AA	—	—	—	—
A	—	—	150	150
BBB	—	—	69	69
BIG	—	—	—	—

	$1,038	$1,028	$221	$2,287

Average rating(1)	Super Senior	AAA	A-
Avg. initial credit enhancement(2)	53.0%	7.1%	19.8%
Avg. current enhancement(2)	54.5%	8.3%	22.9%

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

(2)
"Average Credit Enhancement" is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty's exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Corp.

Credit Derivative Net Par Outstanding Profile

(dollars in millions)

Distribution of Credit Derivative Net Par Outstanding by Rating

	March 31, 2010
	Net Par Outstanding	% of Total
Ratings(1):
Super senior	$11,203	23.7%
AAA	18,648	39.4%
AA	3,880	8.2%
A	3,364	7.1%
BBB	4,645	9.8%
Below investment grade	5,578	11.8%

Total credit derivative net par outstanding	$47,318	100.0%

Assured Guaranty Corp.

Credit Derivative Net Par Outstanding Profile (Continued)

(dollars in millions)

Distribution of Credit Derivative Net Par Outstanding by Sector and Average Rating

	March 31, 2010
	Net Par Outstanding	Average Rating(1)
Public Finance
U.S. public finance	$16	A
Non-U.S. public finance	3,274	AA-

Total public finance	$3,290	AA

U.S.Structured Finance:
Pooled corporate obligations	$20,187	AA+
Residential mortgage-backed and home equity	8,358	BBB-
Commercial mortgage-backed securities	5,486	AAA
Commercial receivables	559	BBB+
Consumer receivables	462	AAA
Structured credit	199	BB
Other structured finance	95	AAA
Insurance securitizations	75	BBB

Total U.S. structured finance	35,421	AA

Non-U.S. Structured Finance:
Pooled corporate obligations	6,198	AAA
Residential mortgage-backed and home equity	1,923	AAA
Commercial mortgage-backed securities	296	AAA
Structured credit	109	BBB
Commercial receivables	51	A
Insurance securitizations	30	CCC

Total non-U.S. structured finance	8,607	AAA

Total structured finance	$44,028	AA

Total credit derivative net par outstanding	$47,318	AA

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Corp.

Below Investment Grade Exposures

As of March 31, 2010

(dollars in millions)

	Net Par Outstanding	Internal Rating(1)
BIG Exposures by Asset Type:
U.S. Public Finance:
Municipal utilities	$303	C-
Transportation	162	BB
General obligation	105	BB+
Healthcare	104	BB-
Tax backed	42	BB
Infrastructure finance	26	C-
Higher education	12	BB
Housing	2	D
Other public finance	74	BB

Total U.S. public finance	830	CCC+
Non-U.S. Public Finance:
Infrastructure finance	120	B-

Total non-U.S. public finance	120	B-

Total public finance	$950	CCC+

U.S. Structured Finance:
Residential mortgage-backed and home equity	$5,668	B-
Pooled corporate obligations	1,645	B
Structured credit	199	BB
Consumer receivables	20	BB
Commercial receivables	8	BB
Other structured finance	22	CCC-

Total U.S. structured finance	7,562	B-

Non-U.S. Structured Finance:
Insurance securitizations	279	CCC-
Commercial receivables	1	D

Total non-U.S. structured finance	280	CCC-

Total structured finance	$7,842	B-

Total BIG net par outstanding	$8,792	B-

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Please refer to Glossary for description of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures.

Assured Guaranty Corp.

Below Investment Grade Exposures (Continued)

As of March 31, 2010

dollars in millions)

BIG Exposures Greater Than $50 Million as of March 31, 2010

Name or Description	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement	60+ Day Delinquencies(2)
U.S. Public Finance:
Jefferson County Alabama Sewer Sewer Revenue Capital Improvement Warrants	$261	D
San Joaquin Hills CaliforniaTransportation	162	BB
City of Detroit, Michigan General Obligation Bonds, (Unlimited Tax)	99	BB+
NORTHSTAR III—T.H.E. FUNDING L.L.C.	59	BB
St. Barnabas Health Care System	56	BB

Total	$637
Non-U.S. Public Finance:
Total	$—
U.S. Structured Finance:
U.S. RMBS:
Deutsche ALT-A Securities Mortgage Loan 2007-2	$545	CCC	5.6%	32.7%
MortgageIT Securities Corp. Mortgage Loan 2007-2	451	B	10.5%	11.9%
Private Residential Mortgage Transaction	430	BB	23.5%	28.8%
Private Residential Mortgage Transaction	418	B	26.9%	28.9%
Private Residential Mortgage Transaction	396	B	25.2%	28.3%
Deutsche ALT-A Securities Mortgage Loan 2007-3	380	B	11.0%	28.4%
CWALT Alternative Loan Trust 2007-HY9	349	CCC	7.6%	47.4%
Private Residential Mortgage Transaction	342	B	19.0%	35.9%
Countrywide Home Equity Loan Trust 2007-D	330	CCC	0.0%	10.9%
AAA Trust 2007-2	298	B	38.4%	53.5%
Countrywide Home Equity Loan Trust 2005-J CL 1-A	192	CCC	0.0%	15.9%
CWALT Alternative Loan Trust 2007-OA10	145	CCC	9.3%	54.7%
ACE Home Equity Loan Trust 2007-SL3	100	BB	4.3%	14.6%
Taylor Bean & Whitaker 2007-2	96	CCC	2.2%	41.3%
MASTR Asset Backed Securities Trust 2005-NC2 A4	68	B	21.2%	49.5%
CSAB Mortgage-Backed Trust 2007-1	53	CCC	1.1%	34.0%
ACE Home Equity Loan Trust 2007-SL2	51	CCC	0.0%	14.3%

Total U.S. RMBS	$4,644
Other:
Taberna Preferred Funding IV, LTD. Class A-1	$219	CCC	33.4%
Alesco Preferred Funding XVI, LTD.	216	B	6.7%
Weinstein Film Securitization	199	BB	N/A
Taberna Preferred Funding II, LTD.	185	CCC	30.5%
Attentus CDO I Limited Class A-1	174	BB	32.3%
Alesco Preferred Funding XVII, LTD.	172	BB	17.0%
Taberna Preferred Funding III, LTD. Class A-1B	146	CCC	27.8%
Attentus CDO II Limited Class A-1	142	BB	32.2%
US Capital Funding IV, LTD. Class A-1	120	B	15.1%
Taberna Preferred Funding VI, LTD. Class A-1	114	CCC	37.1%
Lehman Excess Trust 2007-16N	111	B	10.8%
Taberna Preferred Funding III, LTD. Class A-1A	70	CCC	27.8%

Total Other	$1,868

Total	$6,512
Non-U.S. Structured Finance:
Orkney RE II, PLC Series A-1 Floating Rate Notes	$149	CCC	N/A
Ballantyne RE PLC Class A-2 Floating Rate Notes	130	CC	N/A

Total	$279

Total	$7,428

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

(2)
60+ day delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Corp.

Largest Exposures by Sector

As of March 31, 2010

(dollars in millions)

50 Largest U.S Public Finance Exposures

	Net Par Outstanding	Internal Rating(1)
Credit Name:
California (State of)	$1,118	A-
Puerto Rico (Commonwealth of)	880	BBB-
North Texas Tollway Authority	712	A+
Miami-Dade County Florida Aviation Authority—Miami International Airport	683	A+
Miami-Dade County School District	649	A-
Pennsylvania Turnpike Commission	600	AA-
New Jersey (State of)	582	AA-
Philadelphia (City of) Pennsylvania	581	BBB+
Houston Texas Water and Sewer	511	A+
Puerto Rico Highway & Transportation Authority	503	BBB
New York (City of) New York	501	AA-
New York (State of)	499	AA-
San Francisco Airports Commission	430	A
Dade County Florida General Obligation	399	AA-
Denver (City and County of) Colorado Airport	356	A+
Chicago Public Schools Illinois	354	A+
New York MTA Transportation Authority	348	A
Michigan (State of)	344	A+
Dormitory Authority of the State of New York School District	316	A
Yankee Stadium LLC (New York City Industrial Development Authority)	306	BBB-
Indianapolis Indiana Waterworks Project	304	A+
Puerto Rico Aqueduct & Sewer Authority	288	BBB-
Chicago (City of) Illinois	287	AA-
Chicago-O'Hare International Airport	282	A
Massachusetts (Commonwealth of)	275	AA
Piedmont Municipal Power Authority—South Carolina	274	BBB
American Municipal Power Ohio, Inc. Prairie State	269	A
Massachusetts Turnpike Authority	265	BBB+
Georgia Board of Regents	265	A-
Kentucky (Commonwealth of)	264	AA-
New Jersey Higher Education Student Assistance Auth 2008-A	263	A
Jefferson County Alabama Sewer	261	D
Metro Washington Airports Authority—Dulles Toll Road	260	BBB+
Long Island Power Authority	259	A-
Chicago Transit Authority Capital Grant Receipts	256	A+
Louisiana (State of)	250	A+
Louisville Arena Authority Inc.	246	BBB-
Dallas (City of) Texas Civic Center Convention Complex	244	A
North Carolina Eastern Municipal Power Agency	239	BBB
Florida (State of) Department of Environmental Protection	239	A+
Oakland (City of) California	226	A-
Virtua Health—New Jersey	221	A
Orange (County of) Florida Schools	216	A+
Nassau (County of) New York	210	A
District of Columbia Water and Sewer Authority	209	A+
North Carolina Turnpike Authority—Triangle Expressway	203	BBB-
Puerto Rico Electric Power Authority Power	200	A-
Iowa Health System	196	A+
Port Authority of New York and New Jersey	191	AA-
Maine (State of)	189	A

Total top 50 U.S. public finance exposures	$18,023

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Corp.

Largest Exposures by Sector (Continued)

As of March 31, 2010

(dollars in millions)

50 Largest U.S Structured Finance Exposures

	Net Par Outstanding	Internal Rating(1)	Current Credit Enhancement %
Credit Name:
Citibank OMNI Trust 2007-A7	$650	Super Senior	49.4%
Deutsche ALT-A Securities Mortgage Loan 2007-2	545	CCC	5.6%
Anchorage Crossover Credit Finance LTD	504	AAA	29.1%
ARES Enhanced Credit Opportunities Fund Class A1	496	AAA	42.9%
280 Funding I—Class A-2	495	AAA	38.0%
MortgageIT Securities Corp. Mortgage Loan 2007-2	451	B	10.5%
Private Residential Mortgage Transaction	430	BB	23.5%
Private Residential Mortgage Transaction	418	B	26.9%
Private Residential Mortgage Transaction	400	BBB+	N/A
Private Residential Mortgage Transaction	396	B	25.2%
Private Residential Mortgage Transaction	395	BBB-	24.5%
Deutsche ALT-A Securities Mortgage Loan 2007-3	380	B	11.0%
SLM Private Credit Student Loan Trust 2007-A	375	AAA	10.9%
Applebees Enterprises LLC	352	BBB-	N/A
CWALT Alternative Loan Trust 2007-HY9	349	CCC	7.6%
Private Residential Mortgage Transaction	342	B	19.0%
KKR Financial CLO 2007-1	341	AAA	48.6%
Sandelman Finance 2006-1 Limited Class A-1-A	338	AA	38.2%
SLM Student Loan Trust 2007-6	333	AAA	3.4%
Countrywide Home Equity Loan Trust 2007-D	330	CCC	0.0%
Liberty CLO LTD Series Class A-1C	321	Super Senior	34.6%
CDX.NA.IG.4 5-YR 30-100%	315	Super Senior	29.4%
CDX.NA.IG.4 7-YR 30-100%	315	Super Senior	29.4%
CDX.NA.IG.4 7-YR 30-100%	315	Super Senior	29.4%
Symphony Credit Opportunities Fund	308	AAA	25.6%
ARES Enhanced Credit Opportunities Fund Class A2	308	AAA	42.9%
AAA Trust 2007-2	298	B	38.4%
Field Point IV, Limited Class A1	289	AA-	19.9%
Wasatch CLO, LTD. A1B	273	AAA	20.9%
CDX.NA.IG.8 5-YR 30-100%	272	Super Senior	30.3%
Southfork CLO LTD. Series 2005-A1 Class A1G	270	AAA	27.8%
GEER Mountain Financing, LTD. Class A-1	270	AAA	29.9%
Cent CDO XI Limited	270	AAA	21.3%
Alesco Preferred Funding XIV	269	BBB-	27.9%
SLM Private Credit Student Loan Trust 2006-C	267	AAA	10.6%
HSAM Long/Short 2007-2	255	AAA	28.6%
Babcock & Brown Air Funding I LTD. Series 2007-1	248	A-	N/A
Private Residential Mortgage Transaction	244	BBB-	33.4%
Private Consumer Receivable Transaction	237	Super Senior	50.9%
Sandelman Finance 2006-2, LTD.	235	AAA	33.7%
Kodiak CDO II	234	AA	50.8%
Newstar Credit Opportunities Funding II LTD CL A1T	231	AA	20.7%
Blue Mountain CLO LTD. 2005-1 Class A1-F	227	Super Senior	34.1%
CDX.NA.IG.4 7-YR 30-100%	225	Super Senior	29.7%
Kingsland IV—A1 Term	224	AAA	21.0%
Baker Street CLO II—Class A-1 Term	224	AAA	20.8%
RAIT Preferred Funding II, LTD.	223	Super Senior	48.8%
Field Point III, Limited Class A1	222	AA-	18.3%
PARCO—Park Avenue Receivables Company LLC	220	AAA	N/A
Taberna Preferred Funding IV, LTD. Class A-1	219	CCC	33.4%

Total top 50 U.S. structured finance exposures	$16,148

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

Largest Exposures by Sector (Continued)

As of March 31, 2010

(dollars in millions)

25 Largest Non-U.S. Exposures

	Net Par Outstanding	Internal Rating(1)
Credit Name:
PB Domicile 2006-1	$878	AAA
Fortress Credit Investments I Class A-1	738	AAA
Essential Public Infrastructure Capital III	636	Super Senior
Essential Public Infrastructure Capital II	598	Super Senior
Global Senior Loan Index Fund 1 B.V.	443	Super Senior
Windmill CLO I PLC	415	Super Senior
Paragon Mortgages (NO.13) PLC	357	AAA
Harvest CLO III	347	AAA
Taberna Europe CDO I PLC	325	BBB-
RMF EURO CDO V PLC	325	AAA
NSW Housing # 1 Property Limited	321	AA
Broadcast Australia Finance Pty Ltd	310	BBB
NEMUS Funding NO.1 PLC	296	AAA
Wood Street CLO V B.V.	294	Super Senior
International Infrastructure Pool (WISE 2006-1 Plc Senior Swap—B)	291	A-
International Infrastructure Pool (WISE 2006-1 Plc Senior Swap—A)	291	A-
International Infrastructure Pool (WISE 2006-1 Plc Senior Swap—C)	291	A-
Airspeed Limited Series 2007-1 Class G-2 Notes	283	BBB+
HALCYON Structured Management Europe CLO 2007-I	275	Super Senior
Alpstar CLO 2 PLC	271	Super Senior
Taberna Europe CDO II PLC	269	BBB-
Highlander EURO CDO	269	Super Senior
Stichting Profile Securitisation I	258	Super Senior
Dalradian European CLO IV B.V.	243	AAA
HALCYON Structured Management Europe CLO 2007-I	242	AAA

Total top 25 largest non-U.S. exposures	$9,266

(1)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured Guaranty's AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured Guaranty's exposure or (2) Assured Guaranty's exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management's opinion, causes Assured Guaranty's attachment point to be materially above the AAA attachment point.

Assured Guaranty Corp.

Largest Exposures by Sector (Continued)

As of March 31, 2010

(dollars in millions)

10 Largest U.S. Residential Mortgage Servicers Exposures

Net Par Outstanding
Servicer:
Bank of America, N.A.(1)	$2,193
Wells Fargo Bank N.A.	1,180
GMAC Mortgage Corporation	1,169
American Home Mortgage Acceptance, Inc.	952
JPMorgan Chase Bank	721
Saxon Mortgage Services, Inc.	270
Wilshire Credit Corporation	265
Ocwen Loan Servicing, LLC	256
Carrington Mortgage Services	239
One West Bank Group LLC	228

Total top 10 residential mortgage servicers exposures	$7,473

10 Largest Healthcare Exposures

	Net Par Outstanding	Internal Rating(2)	State
Credit Name:
Virtua Health	$221	A	NJ
Iowa Health System	196	A+	IA
CHRISTUS Health	167	A+	TX
Integris Health, Inc.	164	AA-	OK
Children's Hospital	162	A+	AL
Fairview Health Services	161	A	MN
Methodist Healthcare	151	A	TN
Spartanburg Regional Medical Center	143	A	SC
Essentia Health	139	A-	MN
Meridian Health System	136	A-	NJ

Total top 10 healthcare exposures	$1,640

(1)
Includes Countrywide Home Loans Servicing LP.

(2)
Assured Guaranty's internal rating. Assured Guaranty's scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Corp.

Financial Guaranty Insurance and Credit Derivatives Surveillance Categories

(dollars in millions)

Net Par Outstanding by BIG Category(1)

	March 31, 2010	December 31, 2009
Description:
BIG:
Category 1
U.S. public finance	$417	$280
Non-U.S. public finance	81	65
U.S. structured finance	1,600	1,543
Non-U.S. structured finance	—	—

Total Category 1	2,098	1,888
Category 2
U.S. public finance	143	63
Non-U.S. public finance	4	4
U.S. structured finance	4,465	4,179
Non-U.S. structured finance	1	—

Total Category 2	4,613	4,246
Category 3
U.S. public finance	270	271
Non-U.S. public finance	35	36
U.S. structured finance	1,497	1,507
Non-U.S. structured finance	279	279

Total Category 3	2,081	2,093

BIG Total	$8,792	$8,227

(1)
Assured Guaranty's surveillance department is responsible for monitoring our portfolio of credits and maintains a list of BIG credits. The BIG credits are divided into three categories: BIG Category 1: BIG transactions showing sufficient deterioration to make material losses possible, but for which no losses have been incurred. Non-investment grade transactions on which liquidity claims have been paid are in this category. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 2: BIG transactions for which expected losses have been established but for which no unreimbursed claims have yet been paid. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly. BIG Category 3: BIG transactions for which expected losses have been established and on which unreimbursed claims have been paid. Transactions remain in this category when claims have been paid and only a recoverable remains. Intense monitoring and intervention is employed, with internal credit ratings reviewed quarterly.

Assured Guaranty Corp.

Loss and Loss Adjustment Expense ("LAE") Reserves by Segment/Type

(in millions)

	As of March 31, 2010
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total Financial Guaranty	Other	Total
Financial Guaranty segments insurance reserves by segment and type:
Gross loss and LAE reserves on financial guaranty contracts:
Case	$149.4	$49.6	$199.0	$0.7	$199.7
Incurred but not reported ("IBNR") and portfolio	—	—	—	1.4	1.4

Total gross loss and LAE reserves	149.4	49.6	199.0	2.1	201.1
Ceded loss and LAE reserves on financial guaranty contracts:
Case	$51.5	$1.0	$52.5	$0.7	$53.2
IBNR and portfolio	—	—	—	1.4	1.4

Total ceded loss and LAE reserves	51.5	1.0	52.5	2.1	54.6
Loss and LAE reserves on financial guaranty contracts net of ceded reinsurance:
Case	$97.9	$48.6	$146.5	$—	$146.5
IBNR and portfolio	—	—	—	—	—

Total net loss and LAE reserves	$97.9	$48.6	$146.5	$—	$146.5

Salvage and subrogation recoverable on financial guaranty contracts:
Gross	$185.3	$7.6	$192.9	$—	$192.9
Ceded(1)	58.4	—	58.4	—	58.4

Net salvage and subrogation recoverable	$126.9	$7.6	$134.5	$—	$134.5

					—
Credit impairment on credit derivative contracts(2):
Case gross	$374.3	$—	$374.3	$—	$374.3
Case ceded	83.3	—	83.3	—	83.3

Case net credit derivative reserves	$291.0	$—	$291.0	$—	$291.0

Net loss and LAE reserves on financial guaranty insurance and credit derivative contracts, net of reinsurance(3)
Net loss and LAE reserves on financial guaranty contracts net of ceded reinsurance	$97.9	$48.6	$146.5
Credit impairment on credit derivative contracts	291.0	—	291.0

Net Loss and LAE reserves	$388.9	$48.6	$437.5

(1)
Recorded in "reinsurance balances payable, net" on the consolidated balance sheets.

(2)
Credit derivative assets and liabilities recorded on the balance sheet incorporate estimates of expected losses.

(3)
Gross of salvage and subrogation assets.

Assured Guaranty Corp.

Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid

As of March 31, 2010

(in millions)

Financial Guaranty Insurance Contracts and Credit Derivatives	Total Net Par Outstanding for BIG Transactions	1Q-10 Incurred Losses	1Q-10 Paid Losses	Net Loss and LAE Reserve	Net Salvage and Subrogation Assets	Net Loss and LAE Reserve(1)	Expected Loss to be Expensed
Financial Guaranty Direct and Reinsurance:
First lien:
Prime first lien	$512.5	$—	$—	$0.1	$—	$0.1	$—
Alt-A first lien	2,819.2	24.6	(0.9)	133.2	—	133.2	1.0
Alt-A option ARMs	903.8	12.8	26.0	109.3	—	109.3	1.0
Subprime first lien	623.9	17.9	0.9	57.4	—	57.4	1.0

Total first lien	4,859.4	55.3	26.0	300.0	—	300.0	3.0
Second lien:
CES	223.0	3.8	8.6	12.1	0.2	11.9	1.0
HELOC	586.1	5.7	20.9	3.9	126.6	(122.7)	—

Total second lien	809.1	9.5	29.5	16.0	126.8	(110.8)	1.0

Total U.S. RMBS	5,668.5	64.8	55.5	316.0	126.8	189.2	4.0
Other structured finance	2,172.9	28.1	0.6	78.5	1.1	77.4	5.0
Public finance	949.7	6.2	19.6	43.0	6.6	36.4	7.0

Total Financial Guaranty Direct and Reinsurance	$8,791.1	$99.1	$75.7	$437.5	$134.5	$303.0	$16.0

(1)
Includes credit impairment on credit derivative transactions. Net of reinsurance and salvage and subrogation recoverable.

Assured Guaranty Corp.

Summary of Statutory Financial and Statistical Data

(dollars in millions)

		Year Ended December 31,
	Q1 2010	2009	2008	2007	2006
Statutory Data
Net income (loss)	$(82.2)	$(243.1)	$27.7	$71.6	$64.3
Policyholders' surplus	$1,080	$1,224	$378	$400	$286
Contingency reserve	587	556	712	582	631

Qualified statutory capital	1,667	1,780	1,090	982	917
Unearned premium reserve	890	887	570	302	239
Loss and LAE reserves	454	398	15	12	15

Total policyholders' surplus and reserves	3,011	3,065	1,675	1,296	1,171
Present value of installment premium	584	612	566	554	356
Standby line of credit / stop loss	200	200	200	280	455

Total claims-paying resources	$3,795	$3,877	$2,441	$2,130	$1,982
Statutory Financial Ratios
Loss and LAE ratio	331.8%	243.9%	90.3%	(13.5)%	4.5%
Expense ratio	68.1%	15.4%	11.5%	49.9%	64.8%

Combined ratio	399.9%	259.3%	101.8%	36.4%	69.3%
Other Financial Information (Statutory basis):
Net debt service outstanding (end of period)	$183,997	$186,606	$164,283	$128,351	$85,522
Net par outstanding (end of period)	128,049	130,468	111,025	94,127	68,370
Gross par outstanding (end of period)	177,417	180,765	152,801	127,743	91,858
Par reinsured to other Assured Guaranty companies	45,681	46,411	37,372	29,087	22,569
Ratios:
Net par insured to statutory capital	77:1	73:1	102:1	75:1	75:1
Capital ratio(1)	110:1	105:1	151:1	93:1	93:1
Financial resources ratio(2)	48:1	48:1	67:1	43:1	43:1
Gross debt service written:
Public finance—U.S.	$1,968	$78,012	$56,865	$8,142	$3,440
Public finance—non-U.S.	—	522	771	$5,202	7,402
Structured finance—U.S.	1,016	2,480	13,228	35,396	26,848
Structured finance—non-U.S.	—	—	5,265	10,061	5,843

Total gross debt service written	$2,984	$81,014	$76,128	$58,801	$43,533

(1)
The capital ratio is calculated by dividing net par and interest insured divided by qualified statutory capital.

(2)
The financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

 Glossary

        Below are the brief descriptions of selected types of U.S. public finance, non-U.S. public finance, U.S. structured finance and non-U.S. structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.'s 10-K report for the year ended December 31, 2009.

        General Obligation Bonds are full faith and credit bonds that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy ad valorem taxes in an amount sufficient to provide for the full payment of the bonds.

        Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation. They include tax-backed revenue bonds, general fund obligations and lease revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose. Bonds in this category also include moral obligations of municipalities or governmental authorities.

        Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies.

        Transportation Bonds include a wide variety of revenue-supported bonds, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges.

        Healthcare Bonds are obligations of healthcare facilities, including community based hospitals and systems, as well as of health maintenance organizations and long-term care facilities.

        Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution's revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue.

        Housing Revenue Bonds are obligations relating to both single and multi-family housing, issued by states and localities, supported by cash flow and, in some cases, insurance from entities such as the Federal Housing Administration.

        Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, social infrastructure and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity.

        Investor-Owned Utility Bonds are obligations primarily backed by investor-owned utilities, first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, and also include sale-leaseback obligation bonds supported by such entities.

        Regulated Utilities Obligations are issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities. The majority of the Company's international regulated utility business is conducted in the UK.

        Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of CDS obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations.

        Other public finance:    primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

        Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in "tranches," with subordinated tranches providing credit support to the more senior tranches. The Company's financial guaranty exposures generally are to the more senior tranches of these issues.

        Residential Mortgage-Backed Securities ("RMBS") and Home Equity Securities are obligations backed by closed-end first mortgage loans and closed- and open-end second mortgage loans or home equity loans on one-to-four family residential properties, including condominiums and cooperative apartments. First mortgage loan products in these transactions include fixed rate, adjustable rate ("ARM") and option adjustable-rate ("Option ARM") mortgages. The credit quality of borrowers covers a broad range, including "prime", "subprime" and "Alt-A". A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics, usually as determined by credit score and/or credit history. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income.

        Structured Credit Securities include program-wide credit enhancement for commercial paper conduits in the U.S., and securities issued in whole business securitizations and intellectual property securitizations. Program-wide credit enhancement generally involves insuring against the default of ABS in a bank-sponsored commercial paper conduit. Securities issued in whole business and intellectual property securitizations are backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

        Consumer Receivables Securities are obligations backed by non-mortgage consumer receivables, such as automobile loans and leases, credit card receivables and other consumer receivables.

        Commercial Mortgage-Backed Securities ("CMBS") are obligations backed by pools of commercial mortgages. The collateral supporting CMBS include office, multi-family, retail, hotel, industrial and other specialized or mixed-use properties.

        Commercial Receivables Securities are obligations backed by equipment loans or leases, fleet auto financings, business loans and trade receivables. Credit support is derived from the cash flows generated by the underlying obligations, as well as property or equipment values as applicable.

        Insurance Securitization Securities are obligations secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets.

        Other Structured Finance Securities are obligations backed by assets not generally described in any of the other described categories.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

        This Financial Supplement references financial measures that are not in accordance with U.S. generally accepted accounting principles ("GAAP"), which management uses in order to assist analysts and investors in evaluating Assured Guaranty Corp.'s financial results. These financial measures not in accordance with GAAP ("non-GAAP financial measures") are defined below. In each case, the most directly comparable GAAP financial measure, if available, is presented and a reconciliation of the non-GAAP financial measure and GAAP financial measure is provided. This presentation is consistent with how Assured Guaranty's management, analysts and investors evaluate Assured Guaranty Corp.'s financial results and is comparable to estimates published by analysts in their research reports on Assured Guaranty Corp.

        (a) PVP or present value of new business production:    PVP is a non-GAAP financial measure defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on insurance and credit derivative contracts written in the current period, discounted at 6%. Management believes that PVP is a useful measure for management, investors and analysts because it permits the evaluation of the value of new business production for Assured Guaranty Corp. by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period, whether in insurance or credit derivative contract form, which GAAP gross premiums written and the net credit derivative premiums received and receivable portion of net realized gains and other settlement on credit derivatives ("Credit Derivative Revenues") do not adequately measure. For purposes of the PVP calculation, management discounts estimated future installment premiums on insurance contracts at 6%, while under GAAP, these amounts are discounted at a risk free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction. Actual future net earned or written premiums and Credit Derivative Revenues may differ from PVP due to factors including, but not limited to, prepayments, amortizations, refundings, contract terminations or defaults that may or may not result from changes in market interest rates, foreign exchange rates, refinancing or refundings, prepayment speeds, policy changes or terminations, credit defaults or other factors. PVP should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

        (b) Operating income:    Operating income is a non-GAAP financial measure defined as net income (loss) attributable to Assured Guaranty Corp. (which excludes noncontrolling interests in consolidated variable interest entities), adjusted for the following:

  1)
  Elimination of the after-tax realized gains (losses) on the Company's investment portfolios;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities; and

  4)
  Elimination of after-tax non-economic fair value adjustments and net interest margin of consolidated financial guaranty variable interest entities.

        Management believes that operating income is a useful measure for management, investors and analysts because the presentation of operating income clarifies the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Realized gains and losses on the Company's investment portfolios are excluded from operating income because the timing and amount of realized gains and losses are not directly related to the Company's insurance businesses.

Non-credit impairment unrealized fair value gains and losses on credit derivatives as well as fair value gains and losses on the Company's committed capital securities and fair value adjustments and net interest margin of financial guaranty VIEs are excluded from operating income because these gains and losses do not result in an economic gain or loss and are heavily affected by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors. Operating income should not be viewed as a substitute for net income (loss) determined in accordance with GAAP.

        (c) Operating shareholder's equity:    Operating shareholder's equity is a non-GAAP financial measure calculated as shareholder's equity attributable to Assured Guaranty Corp. (which excludes noncontrolling interests in consolidated variable interest entities) reported under GAAP, adjusted for the following fair value adjustments deemed to be unrelated to credit impairment:

  1)
  Elimination of the after-tax unrealized gains (losses) on the Company's investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of the expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities; and

  4)
  Elimination of after-tax non-economic fair-value adjustments of consolidated financial guaranty VIEs.

        Management believes that operating shareholders' equity is a useful measure for management, investors and analysts because the presentation of this measure clarifies the understanding of the Company's results of operations by highlighting the underlying profitability of its business. Non-credit impairment unrealized fair value gains and losses on credit derivatives, fair value gains and losses on the Company's committed capital securities, non-economic fair value adjustments of consolidated financial guaranty VIEs and unrealized gains and losses on the Company's investment portfolios recorded in accumulated comprehensive income are excluded from operating shareholder's equity because these gains and losses do not result in an economic gain or loss and are heavily affected by, and fluctuate, in part, according to changes in market interest rates, credit spreads and other factors. Operating shareholder's equity should not be viewed as a substitute for shareholders' equity determined in accordance with GAAP.

        (d) Operating return on equity ("Operating ROE"):    Operating ROE is a non-GAAP financial measure that represents operating income for the specified period divided by the average of operating shareholders' equity at the beginning and the end of the specified period.

        (e) Adjusted Book Value:    Adjusted book value is a non-GAAP financial measure calculated as shareholders' equity attributable to Assured Guaranty Corp. (which excludes noncontrolling interests in variable interest entities) adjusted for the following:

  1)
  Elimination of after-tax non-economic fair-value adjustments of consolidated financial guaranty VIEs;

  2)
  Elimination of the after-tax non-credit impairment unrealized fair value gains (losses) on credit derivatives accounted for as derivatives, which is the amount in excess of the present value of expected estimated economic credit losses;

  3)
  Elimination of the after-tax fair value gains (losses) on the Company's committed capital securities;

  4)
  Elimination of the after-tax unrealized gains (losses) on the Company's investment portfolios, recorded as a component of accumulated comprehensive income, excluding foreign exchange revaluation;

  5)
  Elimination of after-tax deferred acquisition costs

  6)
  Addition of the after-tax net present value of estimated net future credit derivative revenue, discounted at 6% and the addition of the after-tax value of net unearned revenue on credit derivatives; and

  7)
  Addition of the after-tax value of the net unearned premium reserve on financial guaranty contracts in excess of net expected loss to be expensed.

        Management believes that adjusted book value is a useful measure for management, investors and analysts because the calculation of adjusted book value permits an evaluation of the net present value of the Company's in force premiums and shareholder's equity. The premiums included in adjusted book value will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults and other factors. This measure should not be viewed as a substitute for shareholder's equity attributable to Assured Guaranty Corp. determined in accordance with GAAP.

        (f) Net present value of estimated net future credit derivative revenue:    Net present value of estimated net future credit derivative revenue is a non-GAAP financial measure defined as the present value of estimated future revenue from our credit derivative in-force book of business, net of reinsurance, ceding commissions and premium taxes in excess of expected losses, and discounted at 6%. Management believes that net present value of estimated net future credit derivative revenue is a useful measure for management, investors and analysts because it permits an evaluation of the value of future estimated credit derivative revenue. Estimated net future credit derivative revenue may change from period to period due to changes in par outstanding, maturity, or other factors that result from market interest rates, foreign exchange rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults or other factors. There is no comparable GAAP financial measure.

CORP.

Contacts:
Equity Investors: Sabra Purtill Managing Director, Investor Relations (212) 408-6044 spurtill@assuredguaranty.com
Ross Aron Assistant Vice President, Investor Relations (212) 261-5509 raron@assuredguaranty.com
Assured Guaranty Corp. 31 West 52nd Street New York, NY 10019 (212) 974-0100 www.assuredguaranty.com	Fixed Income Investors: Robert Tucker Managing Director, Fixed Income Investor Relations (212) 339-0861 rtucker@assuredguaranty.com
Michael Walker Director, Fixed Income Investor Relations (212) 261-5575 mwalker@assuredguaranty.com
Media: Betsy Castenir Managing Director, Corporate Communications (212) 339-3424 bcastenir@assuredguaranty.com
Ashweeta Durani Vice President, Corporate Communications (212) 408-6042 adurani@assuredguaranty.com

QuickLinks

  Exhibit 99.1
Assured Guaranty Corp. March 31, 2010 Financial Supplement
Assured Guaranty Corp. Selected Financial Highlights (dollars in millions)
Assured Guaranty Corp. Consolidated Statements of Operations (dollars in millions)
Assured Guaranty Corp. Consolidated Balance Sheets (in millions)
Assured Guaranty Corp. Claims Paying Resources and Statutory-basis Exposures(1) (dollars in millions)
Assured Guaranty Corp. New Business Production (in millions)
Assured Guaranty Corp. Financial Guaranty Gross Par Written (in millions)
Assured Guaranty Corp. Underwriting Gain (Loss) (in millions)
Assured Guaranty Corp. Investment Portfolio As of March 31, 2010 (dollars in millions)
Assured Guaranty Corp Present Value of Financial Guaranty Insurance Losses to be Expensed (in millions)
Assured Guaranty Corp. Financial Guaranty Profile (in millions)
Assured Guaranty Corp. Direct Pooled Corporate Obligations Profile (dollars in millions)
Assured Guaranty Corp. Consolidated U.S. Residential Mortgage-Backed Securities ("RMBS") Profile (dollars in millions)
Assured Guaranty Corp. Financial Guaranty Direct U.S. RMBS Profile (dollars in millions)
Assured Guaranty Corp. Financial Guaranty Direct U.S. Commercial Real Estate Profile (dollars in millions)
Assured Guaranty Corp. Direct U.S. Consumer Receivables Profile (dollars in millions)
Assured Guaranty Corp. Credit Derivative Net Par Outstanding Profile (dollars in millions)
Assured Guaranty Corp. Below Investment Grade Exposures As of March 31, 2010 (dollars in millions)
Assured Guaranty Corp. Largest Exposures by Sector As of March 31, 2010 (dollars in millions)
Assured Guaranty Corp. Financial Guaranty Insurance and Credit Derivatives Surveillance Categories (dollars in millions)
Assured Guaranty Corp. Loss and Loss Adjustment Expense ("LAE") Reserves by Segment/Type (in millions)
Assured Guaranty Corp. Financial Guaranty Direct and Reinsurance Segment Losses Incurred and Paid As of March 31, 2010 (in millions)
Assured Guaranty Corp. Summary of Statutory Financial and Statistical Data (dollars in millions)
Glossary